Supplement dated May 27, 2010
to the R-1, R-2, R-3, R-4 and R-5 Classes Prospectus
for Principal Funds. Inc.
dated March 1, 2010

(as supplemented on March 1, 2010, March 17, 2010, May 3, 2010 and May 19, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

INTERNATIONAL GROWTH FUND
Make the following changes in the fund summary. Under the heading, “Sub-Advisor(s) and Portfolio
Manager(s),” delete the information about Steve Larson and substitute the following:

. Mark R. Nebelung (since 2010), Portfolio Manager

MANAGEMENT OF THE FUNDS
In the section for Principal Global Investors, LLC, delete the information regarding Steven Larson. Add the following information:

Mark R. Nebelung is an equities portfolio manager at an affiliate advisor in Japan and functions as a co-
employee of PGI and of the affiliated advisor. Mr. Nebelung joined PGI in 1997 and has been an actuarial associate and assistant director of capital markets for the Principal Financial Group. Mr. Nebelung earned bachelor's degrees in actuarial science and statistics from the University of Waterloo, Canada. He has earned the right to use the Chartered Financial Analyst designation.